PEAR TREE FUNDS

Summary Prospectus August 1, 2011
Pear Tree Columbia Micro Cap Fund                     Ordinary Shares: PTFMX
                    Institutional Shares: MICRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2011 are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.55%*	0.55%*
Total Annual Fund Operating Expenses	1.80%	1.55%

* Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$183	$566	$975	$2,116
Institutional Class	$158	$490	$845	$1,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not commenced operations as of August 1, 2011, and thus, there is no annual portfolio turnover rate information included.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in stocks of micro-cap companies. The Fund considers a micro-cap company to be a company having a market capitalization (at time of purchase) usually not to exceed the market capitalization of the largest company in the Russell Microcap Index (currently, $745 million).

The Fund employs a “quantitative” investment approach to selecting investments. A quantitative investment approach relies on financial models and computer data bases to assist in the stock selection process, with little or no subjectivity in the selection of individual portfolio securities. The financial model used by the Fund’s sub-adviser is proprietary and relies on certain traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as certain non-traditional factors. In general, the model periodically ranks a large universe of micro-cap companies, identifies approximately 100 companies as being the best investments from a universe that will vary depending on market conditions, but will generally not exceed 2,000 companies, and allocates portfolio weightings to each of those companies. The Fund’s sub-adviser evaluates each model-derived portfolio to determine if the model-generated portfolio must be modified so as to be consistent with the Fund’s investment objective or to reflect events that may not otherwise be reflected in the model.

The Fund may invest in derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. It also may lend its securities, and it may invest in various fixed-income securities and money market funds in order to manage its cash. The Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected. Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income investments.

Micro-Cap Companies

Micro-cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small inexperienced management group. Micro-cap companies’ earnings and revenue tend to be less predictable than larger companies. Stocks of these companies may trade less frequently, in limited volume and on smaller markets, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Such stocks may be harder to sell at the times and prices the Fund’s sub-adviser thinks appropriate, and at times, there may not be any market for such stocks.

Securities Lending Risk

Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Non-Diversification

The Fund is “non-diversified,” which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund.

Performance

The Fund had not commenced operations as of the calendar year ended December 31, 2010, and thus, there is no annual performance information included.

Management

The Fund is managed by Pear Tree Advisors, Inc. Columbia Partners, L.L.C., Investment Management (“Columbia”) serves as the Fund’s sub-adviser. The following employees of Columbia serve as the portfolio managers of the Fund:

Investment Team	Position at Columbia	Manager of the Fund Since
Robert A. von Pentz, CFA	Chief Investment Officer, Senior Equity Portfolio Manager and Research Analyst	2011
Daniel M. Goldstein, CFA	Equity Team Portfolio Manager and Research Analyst	2011

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders of Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum	Contact Information
Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000 Ongoing Investment Minimum Both Classes: 50 shares	Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s internet site for more information.